SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 14, 2009

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Barclays Bank PLC, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc, Credit Suisse Securities (Europe) Limited, J.P. Morgan Securities Ltd., Morgan Stanley & Co. International plc and the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated September 14, 2009 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, €1,000,000,000 aggregate principal amount of the Company’s 4.875% Notes Due 2029 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated September 14, 2009 (the “Underwriting Agreement”), between the Company and as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on September 14, 2009. The Notes will be sold to the public at an issue price of 99.074% of the aggregate principal amount thereof (€990,740,000 in proceeds before underwriting commissions and transaction expenses (which is the equivalent of US$1,445,093,364 calculated based on the exchange rate of €1.00 = US$1.4586, based on the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the United States Federal Reserve Board on September 11, 2009 (the “Exchange Rate”)). The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before expenses relating to the admission of the Notes to the Official List of the Irish Stock Exchange and other transaction expenses of the sale of the Notes, will be €984,490,000 (which is the equivalent of US$1,435,977,114, calculated based on the Exchange Rate).

The Notes will form part of the Company’s newly created series of 4.875% Notes Due 2029 (the “New Series”). The Notes will be senior unsecured debt securities of the Company and will rank equally with all of the other senior, unsecured debt obligations of the Company. Principal, interest and other amounts payable in respect of the Notes will be paid in euro. The New Series was created and established, and its terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture and in the form of the Global Note (referred to below) that will represent the Notes.

The Notes have been admitted to the Official List of the Irish Stock Exchange and to trading on its regulated market.

The material terms of the Notes are described in the prospectus supplement of the Company dated September 14, 2009, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated January 14, 2009, which prospectus relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange

Commission (the “Commission”) on September 16, 2009 pursuant to Rule 424(b)(5) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated September 14, 2009, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on September 14, 2009.

The Notes will be delivered in book-entry form only. The Notes will be represented by a single global note, in the principal amount of €1,000,000,00 (the “Global Note”). The Global Note will be payable to The Bank of New York Mellon Depository (Nominees) Limited, as the nominee of The Bank of New York Mellon, as common depositary for Clearstream Banking, société anonyme, and Euroclear Bank S.A./N.V. The Global Note will be executed by the Company and authenticated by the Trustee through the Trustee’s authenticating agent in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.875% Notes Due 2029, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the New Series in accordance with the Indenture, (iv) the form of the Global Note, and (v) the opinion of Andrews Kurth LLP, counsel to the Company in respect of the offer and sale of the Notes, regarding the legality of the Notes.

The substantial portion of the Notes have been offered and sold by the Company outside of the United States and not for the account or benefit of any U.S. person (as defined in Regulation S under the Securities Act). Such offers and sales of Notes were made in reliance on the provisions of Regulation S under the Securities Act. The offer and sale of Notes by the Company in the United States (including any Notes that are initially offered and sold outside the United States pursuant to Regulation S, but which may be resold in the United States in transactions requiring registration under the Securities Act) or for the account or benefit of U.S. persons, have been made in reliance on and under the Company’s Registration Statement on Form S-3 (File No. 333-156724), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1(a)	Pricing Agreement, dated September 14, 2009, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated September 14, 2009, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.875% Notes Due 2029 of the Company

4(b)	Form of Global Note representing the 4.875% Notes Due 2029 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated September 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 18, 2009

WAL-MART STORES, INC.

By:	/s/ Thomas M. Schoewe
Name:	Thomas M. Schoewe
Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
(d)	Exhibits

1(a)	Pricing Agreement, dated September 14, 2009, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated September 14, 2009, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 4.875% Notes Due 2029 of the Company

4(b)	Form of Global Note representing the 4.875% Notes Due 2029 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated September 18, 2009